Trade and other payables	12 Months Ended
Dec. 31, 2021
Trade and other current payables [abstract]
Trade and other payables
25 Trade and Other Payables

	2021 £m	2020 £m
Trade payables	3,923	3,722

Duty, excise and other taxes	3,148	3,410

Accrued charges and deferred income	2,095	2,228

FII GLO (note 10(b))	963	963

Social security and other taxation	55	53

Sundry payables	375	381

	10,559	10,757
Current	9,577	9,693

Non-current	982	1,064

	10,559	10,757
As explained in note 17, the Group acts as a collection agent for banks and other financial institutions in certain debt factoring arrangements. The cash collected in respect of these arrangements that has not yet been remitted amounts to £137 million (2020: £128 million) and is included in sundry payables.
In addition, the Group has certain Supply Chain Financing (SCF) or ‘reverse factoring’ arrangements in place. The principal purpose of these arrangements is to provide the supplier with the option to access liquidity earlier through the sale of its receivables due from the Group to a bank or other financial institution prior to their due date. Management has determined that the Group’s payables to these suppliers have neither been extinguished nor have the liabilities been significantly modified by these arrangements. The value of amounts payable, invoice due dates and other terms and conditions applicable, from the Group’s perspective, remain unaltered, with only the ultimate payee being changed. At 31 December 2021, the value of amounts payable under the SCF programmes was £251 million (2020: £48 million). The cash outflows in respect of these arrangements have been recognised within operating cash flows. Included in this amount is £156 million of leaf payables where the standard payment terms with the vendor is 150 days, consistent with credit terms normally available in certain markets.
Accrued charges and deferred income include £1 million of deferred income (2020: £nil) and £58 million (2020: £55 million) in respect of interest payable mainly related to tax matters. FII GLO of £963 million relates to receipts in 2015, in respect of the Franked Investment Income Government Litigation Order (note 10(b)). Amounts payable to related parties including associated undertakings are shown in note 30.
There is no material difference between the above amounts for trade and other payables and their fair value due to the short-term duration of the majority of trade and other payables, as determined using discounted cash flow analysis.
Trade and other payables are predominantly denominated in the functional currencies of subsidiary undertakings with less than 6% in other currencies (2020: less than 5% in other currencies).